April 29, 2011

Summary

Prospectus

Legg Mason

ClearBridge

Equity

Income

Builder

Fund

Class : Ticker Symbol

A	: SOPAX
B	: SOPTX
C	: SBPLX
FI
R
R1
I	: SOPYX
IS
1	: LCBOX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated April 29, 2011 and as may be amended or further supplemented, the fund’s statement of additional information, dated April 29, 2011 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund’s primary investment objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 20 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 60 under the heading “Sales Charge Waivers and Reductions.”

Effective July 1, 2011, Class B shares will no longer be offered for purchase by new and existing investors. Your financial intermediary may no longer offer Class B shares as of an earlier date. Class B shares will continue to be available for incoming exchanges and for dividend reinvestment.

Class 1 shares of the fund are not available for purchases or incoming exchanges.

Shareholder fees (paid directly from your investment) (%)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class IS	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None	None	N/A
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None	None	None	None	None	N/A
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class IS	Class 1
Management fees	0.74	0.74	0.74	0.74	0.74	0.74	0.74	0.74	0.74
Distribution and service (12b-1) fees	0.25	0.75	1.00	0.25	0.50	1.00	None	None	None
Other expenses	0.31[1]	0.44[1]	0.26[1]	0.30[2]	0.30[2]	0.30[2]	0.15	0.10[2]	0.28[2]
Total annual fund operating expenses	1.30	1.93	2.00	1.29	1.54	2.04	0.89	0.84	1.02
Fees forgone and/or expenses reimbursed[3]	(0.15)	(0.11)	(0.05)	—	—	—	(0.06)	(0.01)	(0.12)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses[3]	1.15	1.82	1.95	1.29	1.54	2.04	0.83	0.83	0.90

[1]	“Other expenses” have been restated to reflect higher current fees.
[2]

“Other expenses” for Class FI, Class R, Class R1, Class IS and Class 1 shares are estimated for the current fiscal year because no Class FI, Class R, Class R1, Class IS and Class 1 shares were outstanding during the fund’s last fiscal year.

[3]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.15% for Class A shares, 1.82% for Class B shares, 1.95% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares, 2.10% for Class R1 shares and 0.83% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares are expected to be at least 0.25% lower than total annual fund operating expenses for Class A shares. These arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	685	951	1,237	2,049
Class B (with redemption at end of period)	685	895	1,131	2,082
Class B (without redemption at end of period)	185	595	1,031	2,082
Class C (with redemption at end of period)	298	625	1,078	2,334
Class C (without redemption at end of period)	198	625	1,078	2,334
Class FI (with or without redemption at end of period)	131	408	707	1,556
Class R (with or without redemption at end of period)	157	487	839	1,835
Class R1 (with or without redemption at end of period)	207	639	1,098	2,369
Class I (with or without redemption at end of period)	85	279	489	1,092
Class IS (with or without redemption at end of period)	85	267	465	1,037
Class 1 (with or without redemption at end of period)	92	313	552	1,238

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund will invest at least 80% of the value of its net assets in equity securities or other investments with similar economic characteristics. A significant portion of the fund’s portfolio will consist of equity securities that pay dividends.

The fund may invest up to 50% of its net assets in equity securities of foreign issuers. The foreign issuers in which the fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion.

The portfolio managers believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. The portfolio managers typically emphasize dividend-paying equity securities, with current dividend levels being the main focus and dividend growth over time being secondary. The fund may invest in issuers of any size.

The fund may invest up to 20% of its net assets in fixed income securities. The fund may invest in fixed income securities of any quality, including lower-rated, high-yielding debt securities (commonly known as “junk bonds”). The fund may invest in fixed income securities when the portfolio managers believe such securities provide attractive income opportunities.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objectives. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Stock market and interest rate risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Dividend-paying stock risk. The fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Portfolio turnover risk. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from the fund’s performance.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class B shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (06/30/2009): 14.36 Worst quarter (12/31/2008): (21.22)

Average annual total returns (for periods ended December 31, 2010) (%)
	1 year	5 years	10 years
Class B
Return before taxes	7.28	0.84	3.27
Return after taxes on distributions	5.80	(1.06)	1.49
Return after taxes on distributions and sale of fund shares	4.64	(0.12)	1.85
Other Classes (Return before taxes only)
Class A	5.77	0.28	3.09
Class C	10.31	0.69	2.91
Class I	12.39	1.75	4.06
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	16.23	1.45	3.63

Prior to December 7, 2009, the fund followed different investment strategies under the name “Legg Mason ClearBridge Capital and Income Fund.”

The after-tax returns are shown only for Class B shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class B will vary from returns shown for Class B.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: ClearBridge Advisors, LLC (“ClearBridge”)

Portfolio managers: Harry D. Cohen, Peter Vanderlee, CFA and Michael Clarfeld, CFA. Mr. Cohen (Chief Investment Officer, Senior Portfolio Manager and Managing Director of ClearBridge), Mr. Vanderlee (Managing Director of ClearBridge) and Mr. Clarfeld (Director and Senior Portfolio Analyst—Generalist of ClearBridge) have been portfolio managers for the fund since August 2009.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class R	Class R1	Class I	Class IS	Class 1[2]
General	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	N/A	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	N/A	N/A	N/A
IRAs	250/50	250/50	250/50	N/A	N/A	N/A	N/A	N/A	N/A
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	N/A	N/A	N/A	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	N/A	N/A	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	N/A	None/ None	N/A	N/A
Retirement Plans with omnibus accounts held on the books of the fund	None/None	N/A	None/None	None/None	None/None	None	None/None	None/None	N/A
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	N/A	N/A	N/A	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None	1 million/None	N/A

[1]

Effective July 1, 2011, Class B shares will be closed to new purchases by new and existing investors. Your financial intermediary may no longer offer Class B shares as of an earlier date. Class B shares will continue to be available for incoming exchanges and for dividend reinvestment.

[2]	Class 1 shares are not available for purchase and incoming exchanges.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

FD0213SP 04/11